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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS











                                  EXHIBIT 23.2
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                           HARLAN & BOETTGER, C.P.A.s

                             12626 High Bluff Drive
                                   Suite 200
                          San Diego, California 92130
                              Tel: (619) 755-8113



July 16, 1996



         We consent to the incorporation by reference in the Registration Statement on Form S-8 (1996 Stock Award Plan), of our report, dated July 8, 1996, appearing on page F-2 of the Annual Report on Form 10-KSB for the year ended December 31, 1995, on financial statements of BAOA, INC.

Very truly yours,



Robert Wilkerson